Exhibit 99.1
NEWS RELEASE
FOR IMMEDIATE RELEASE

May 6, 2019

Gulf Island Announces Review of Alternative Strategies

HOUSTON, TX - Gulf Island Fabrication, Inc. (“Gulf Island” or the “Company”) (NASDAQ: GIFI), announced today that its Board of Directors has established a special committee (the “Special Committee”) to initiate a process to explore alternative strategies for the Company focusing on enhancing shareholder value.

Jack Laborde, Chairman of the Board of Gulf Island, stated, “We continue with our efforts to strengthen our liquidity, improve the utilization of our assets and strategically reposition the Company for growth and profitability. Gulf Island currently has a healthy liquidity position with increasing activity across our various business segments and end markets. While we remain confident in our strategic plan and the growth opportunities available to the Company, the Board has determined that it is in the best interest of our shareholders to conduct a thorough evaluation of all options reasonably available to the Company to enhance shareholder value.”

The Company has retained Johnson Rice & Company L.L.C., as financial advisor, and Jones Walker LLP, as legal counsel, to assist the Special Committee in connection with its strategic alternatives review. The Company has not set a timetable for the conclusion of the Special Committee’s review of alternative strategies and does not intend to publicly discuss or disclose further developments of the review unless and until its Board of Directors has approved a specific course of action or the Company has otherwise determined that further disclosure is appropriate. There can be no assurance that this review will result in any transaction or other strategic change or outcome for the Company.

About Gulf Island
Gulf Island is a leading fabricator of complex steel structures, modules and marine vessels used in energy extraction and production, petrochemical and industrial facilities, power generation, alternative energy and shipping and marine transportation operations. The Company also provides project management, hookup, commissioning, repair, maintenance and civil construction services. The Company operates and manages its business through three operating divisions: Fabrication, Shipyard and Services, with its corporate headquarters located in Houston, Texas and fabrication facilities located in Houma, Jennings and Lake Charles, Louisiana. For more information, please visit our website at www.gulfisland.com.

Company Information
Kirk J. Meche            Westley S. Stockton
Chief Executive Officer        Chief Financial Officer
713-714-6100            713-714-6100

Cautionary Statement
This Release contains forward-looking statements in which we discuss our potential future performance. Forward-looking statements, within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, are all statements other than statements of historical facts, such as projections or expectations relating to oil and gas prices, operating cash flows, capital expenditures, liquidity and tax rates. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “targets,” “intends,” “likely,” “will,” “should,” “to be,” “potential” and any similar expressions are intended to identify those assertions as forward-looking statements.

We caution readers that forward-looking statements are not guarantees of future performance and actual results may differ materially from those anticipated, projected or assumed in the forward-looking statements. Important factors that can cause our actual results to differ materially from those anticipated in the forward-looking statements include the cyclical nature of the oil and gas industry, competition, consolidation of our customers, timing and award of new contracts, reliance on significant customers, financial ability and credit worthiness of our customers, nature of our contract terms, competitive pricing and cost overruns on our projects, adjustments to previously reported profits or losses under the percentage-of-completion method, weather conditions, changes in backlog estimates, suspension or termination of projects, ability to raise additional capital, ability to amend or obtain

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new debt financing or credit facilities on favorable terms, ability to remain in compliance with our covenants contained in our Credit Agreement, ability to generate sufficient cash flow, ability to sell certain assets, customer or subcontractor disputes, ability to resolve the dispute with a customer relating to the purported termination of contracts to build two MPSVs, operating dangers and limits on insurance coverage, barriers to entry into new lines of business, ability to employ skilled workers, loss of key personnel, performance of subcontractors and dependence on suppliers, changes in trade policies of the U.S. and other countries, compliance with regulatory and environmental laws, lack of navigability of canals and rivers, shutdowns of the U.S. government, systems and information technology interruption or failure and data security breaches, performance of partners in our joint ventures and other strategic alliances, progress of the SeaOne Project, and other factors described in Item 1A in our Annual Report on Form 10-K for the Year Ended December 31, 2018, as updated by subsequent filings with the U.S. Securities and Exchange Commission.

Investors are cautioned that many of the assumptions upon which our forward-looking statements are based are likely to change after the forward-looking statements are made, which we cannot control. Further, we may make changes to our business plans that could affect our results. We caution investors that we do not intend to update forward-looking statements more frequently than quarterly notwithstanding any changes in our assumptions, changes in business plans, actual experiences or other changes, and we undertake no obligation to update any forward-looking statements.

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